UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 25, 2012

PIONEER NATURAL RESOURCES COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5205 N. O'Connor Blvd., Suite 200, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (972) 444-9001

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02.                      Results of Operations and Financial Condition

Explanatory note:  Pioneer Natural Resources Company and its subsidiaries ("Pioneer" or the "Company") presents in this Item 2.02 certain information regarding the impact of changes in the fair values of its derivative instruments on the results of operations for the three months ended March 31, 2012 and certain other information regarding its derivative instruments.

The following table summarizes net derivative gains and losses that Pioneer expects to record in its earnings for the three months ended March 31, 2012:

DERIVATIVE GAINS, NET
(in thousands)

Three Months Ended March 31, 2012
Noncash changes in fair value:
Oil derivative losses	$(49,869)
Natural gas liquids (''NGL'') derivative gains	2,883
Gas derivative gains	71,735
Diesel derivative losses	(270)
Marketing derivative losses	(46)
Interest rate derivative gains	3,620
Total noncash derivative gains, net	28,053

Cash settled changes in fair value:
Oil derivative losses	(6,604)
NGL derivative gains	1,913
Gas derivative gains	66,546
Diesel derivative gains	1,864
Marketing derivative losses	(22)
Total cash derivative gains, net	63,697
Total derivative gains, net	$91,750

Item 7.01                 Regulation FD Disclosure

Oil, NGL and gas price derivatives. The following table presents Pioneer’s open commodity oil, NGL and gas derivative positions as of April 20, 2012:

	2012			Twelve Months Ending December 31,
	Second Quarter	Third Quarter	Fourth Quarter	2013	2014	2015

Average Daily Oil Production Associated with
Derivatives (Bbls):
Collar Contracts with Short Puts:
Volume	41,610	50,110	53,110	67,290	40,000	-
Price:
Ceiling	$118.24	$118.61	$118.85	$120.61	$122.77	$-
Floor	$82.36	$84.50	$85.09	$88.88	$91.50	$-
Short Put	$66.52	$68.80	$69.44	$71.72	$74.88	$-
Collar Contracts:
Volume	2,000	2,000	2,000	-	-	-
Price:
Ceiling	$127.00	$127.00	$127.00	$-	$-	$-
Floor	$90.00	$90.00	$90.00	$-	$-	$-
Swap Contracts:
Volume	3,000	3,000	3,000	3,000	-	-
Price	$79.32	$79.32	$79.32	$81.02	$-	$-
Rollfactor Swap Contracts:
Volume	2,011	-	-	6,000	-	-
NYMEX Roll price (a)	$0.28	$-	$-	$0.43	$-	$-
Basis Swap Contracts:
Argus Index Swap volume (b)	-	20,000	20,000	-	-	-
Price	$-	$(1.15)	$(1.15)	$-	$-	$-
Average Daily NGL Production Associated with
Derivatives (Bbls):
Collar Contracts with Short Puts:
Volume	3,000	3,000	3,000	-	-	-
Index price (c):
Ceiling	$79.99	$79.99	$79.99	$-	$-	$-
Floor	$67.70	$67.70	$67.70	$-	$-	$-
Short Put	$55.76	$55.76	$55.76	$-	$-	$-
Swap Contracts:
Volume	750	750	750	-	-	-
Index price (c)	$35.03	$35.03	$35.03	$-	$-	$-
Average Daily Gas Production Associated with
Derivatives (MMBtu):
Collar Contracts with Short Puts:
Volume	-	-	-	-	60,000	30,000
Price (d):
Ceiling	$-	$-	$-	$-	$7.80	$7.11
Floor	$-	$-	$-	$-	$5.83	$5.00
Short Put	$-	$-	$-	$-	$4.42	$4.00
Collar Contracts:
Volume	65,000	65,000	65,000	150,000	140,000	50,000
Price (d):
Ceiling	$6.60	$6.60	$6.60	$6.25	$6.44	$7.92
Floor	$5.00	$5.00	$5.00	$5.00	$5.00	$5.00
Swap Contracts:
Volume	275,000	275,000	275,000	112,500	50,000	-
Price (d):	$4.97	$4.97	$4.97	$5.62	$6.05	$-
Basis Swap Contracts:
Permian Basin Index Swap volume (e)	32,500	32,500	32,500	52,500	45,000	-
Price differential ($/MMBtu)	$(0.38)	$(0.38)	$(0.38)	$(0.23)	$(0.27)	$-
Mid-Continent Index Swap volume (e)	50,000	50,000	50,000	30,000	30,000	-
Price differential ($/MMBtu)	$(0.53)	$(0.53)	$(0.53)	$(0.38)	$(0.27)	$-
Gulf Coast Index Swap volume (e)	53,500	53,500	53,500	60,000	40,000	-
Price differential ($/MMBtu)	$(0.15)	$(0.15)	$(0.15)	$(0.14)	$(0.16)	$-
__________
(a)
Represent swaps that fix the difference between (i) each day's price per Bbl of West Texas Intermediate oil "WTI" for the first nearby month less (ii) the price per Bbl of WTI for the second nearby NYMEX month, multiplied by .6667; plus (iii) each day's price per Bbl of WTI for the first nearby month less (iv) the price per Bbl of WTI for the third nearby NYMEX month, multiplied by .3333.

(b)	Represent swaps that fix the basis differential between ARGUS Midland WTI and ARGUS Cushing WTI.
(c)	Represents weighted average index price per Bbl of each NGL component.
(d)	Represents the NYMEX Henry Hub ("NYMEX HH") index price on the derivative trade date.
(e)
Represent swaps that fix the basis differentials between the indices price at which the Company sells its Permian Basin, Mid-Continent and Gulf Coast gas and the NYMEX HH index price used in gas swap contracts.

Interest rate derivatives.  As of March 31, 2012, the Company had interest rate derivative contracts that lock in a fixed forward annual interest rate of 3.06%, for a 10-year period ending in August 2022, on a notional amount of $200 million.  These derivative contracts mature and settle by their terms during August 2012.

During April 2012, the Company entered into interest rate derivative contracts that lock in a fixed forward annual interest rate of 3.21%, for a 10-year period ending in December 2025, on a notional amount of $250 million.  These derivative contracts mature and settle by their terms during December 2015.

Marketing and basis transfer derivatives. Periodically, the Company enters into gas buy and sell marketing arrangements to fulfill firm pipeline transportation commitments.  Associated with these gas marketing arrangements, the Company may enter into gas index swaps to mitigate price risk.

From time to time, the Company also enters into long and short gas swap contracts that transfer gas basis risk from one sales index to another sales index.  The following table presents Pioneer’s open marketing and basis transfer derivative positions as of April 20, 2012:

	2012
	Second Quarter	Third Quarter	Fourth Quarter

Average Daily Gas Production Associated with Marketing Derivatives (MMBtu):
Basis Swap Contracts:
Index Swap volume	36,703	40,000	13,478
Price differential ($/MMBtu)	$0.22	$0.25	$0.25
Average Daily Gas Production Associated with Basis Transfer Derivatives (MMBtu):
Basis Swap Contracts:
Short Index Swap volume	5,000	5,000	1,685
NGI-So Cal Border Monthly price differential to NYMEX HH ($/MMBtu)	$0.12	$0.12	$0.12
Long Index Swap volume	(5,000)	(5,000)	(1,685)
IF-HSC price differential to NYMEX HH ($/MMBtu)	$(0.05)	$(0.05)	$(0.05)

Cautionary Statement Concerning Forward-Looking Statements

Except for historical information contained herein, the statements in this Current Report on Form 8-K are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the business prospects of the Company are subject to a number of risks and uncertainties that may cause the Company's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of commodity prices, product supply and demand, competition, the ability to obtain environmental and other permits and the timing thereof, other government regulation or action, the ability to obtain approvals from third parties and negotiate agreements with third parties on mutually acceptable terms, litigation, the costs and results of drilling and operations, availability of equipment, services and personnel required to complete the Company's operating activities, access to and availability of transportation, processing and refining facilities, Pioneer's ability to replace reserves, implement its business plans or complete its development activities as scheduled, access to and cost of capital, the financial strength of counterparties to Pioneer's credit facility, derivative contracts and joint ventures and the purchasers of Pioneer's oil, NGL and gas production, uncertainties about estimates of reserves and the ability to add proved reserves in the future, the assumptions underlying production forecasts, quality of technical data, environmental and weather risks, including the possible impacts of climate change, the risks associated with the ownership and operation of an industrial sand mining business, international operations, and associated international political and economic instability, and acts of war or terrorism. These and other risks are described in the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. In addition, the Company may be subject to currently unforeseen risks that may have a materially adverse impact on it. Accordingly, no assurances can be given that the actual events and results will not be materially different than the anticipated results described in the forward-looking statements. The Company undertakes no duty to publicly update these statements except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

	By:	/s/ Frank W. Hall
Frank W. Hall,
Vice President and Chief
Accounting Officer

Dated: April 25, 2012